EXHIBIT 99.1


Mainland Resources, Inc.                  [Mainland Resources Logo Appears Here]
17314 SH 249, Suite 306
Houston, Texas 77064
info@mainlandresources.com


NEWS RELEASE

________________________________________________________________________________


           MAINLAND RESOURCES REPORTS GAS FLOW OF OVER HALF A BCF FROM THE HAYNESVILLE SHALE ON GRIFFITH NO. 1 WELL THROUGH MARCH 10, 2009


     Houston, Texas / PR Newswire - Mar. 16, 2009 - Mainland Resources, Inc., a Nevada Corporation (the "Company") reports that management has received detailed data readings from its Griffith 11 #1 well provided by the operator showing total well flow through March 10, 2009.

     The Griffith 11 #1 well located in Desoto Parish, Louisiana was completed and brought online in January 2009. The exact reading for total gas produced from the Haynesville shale and shipped to market through March 10, 2009 is reported at 568,856 MCF or .568 BCF.

     Mainland Resources, Inc. holds a 40% working interest in the well and all future development in the Haynesville formation covering approximately 2695 net acres on its leases, which are located in northwest Louisiana.

     The Haynesville Shale play is a new play less than one year old and there is limited data to work with to determine the decline rate for Haynesville Shale wells. The Company believes that the recoverable reserves for the Griffith well may ultimately be from 7.5 BCF to 15.81 BCF. The 15.81 BCF rate was determined by a reserve report for the Griffith #1 done by T.W. McQuire & Associates, Inc., prepared pursuant to U.S. Securities legislation. The ultimate recovery was determined by using a type curve that uses 80% decline for the first year, followed by 30% decline for the second year, 15% decline for the third year, and then a 10% decline over the remaining expected life of the well. This decline was derived from the Deutsche Bank report issued in 7/08 based on a study of various shale plays.

     Mainland plans to participate in their second Haynesville well in Desoto Parish in May 2009. The third well on the Companys' leases is on schedule to spud in August 2009.

     Company President, Mike Newport states, "According to the data we received, this well has already produced in excess of a half a billion cubic feet of gas in forty (40) days from the Haynesville shale. Declines in pressure and daily gas production volumes are better than our expectations for the well."

     ABOUT MAINLAND RESOURCES, INC.

     Mainland Resources is a junior company engaged in the exploration and development of oil and gas resources. The Companys' current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

     Symbol:  MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

     Contact: Investor Relations (USA)
              Tel. 281-469-5990

              Investor Relations (Europe)
              Tel. +49-69-7593-8408


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MAINLAND RESOURCES, INC. - cont'd


SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.